UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2005

NEWFIELD EXPLORATION COMPANY

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12534 (Commission File Number)	72-1133047 (I.R.S. Employer Identification No.)

363 N. Sam Houston Parkway E., Suite 2020 Houston, Texas (Address of principal executive offices)	77060 (Zip Code)

Registrant’s telephone number, including area code: (281) 847-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
NOTES TO THE UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENT

Item 9.01  Financial Statements and Exhibits

(b)    Pro forma financial information.

     The unaudited pro forma combined condensed income statement for the calendar year ended December 31, 2004 giving effect to the acquisition by Newfield Exploration Company of Inland Resources Inc. and the issuance by Newfield Exploration Company of the common stock and notes described therein begin on page F-1 of this report.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY
Date: April 13, 2005	By:	/s/ TERRY W. RATHERT
Terry W. Rathert
Senior Vice President and Chief Financial Officer

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NEWFIELD EXPLORATION COMPANY

UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION

     On August 27, 2004, Newfield Exploration Company acquired Inland Resources Inc. for $575 million. The purchase was funded through concurrent offerings of Newfield common stock and debt. Newfield issued 5.4 million shares of its common stock at a price to the public of $52.85 per share and $325 million of its 6 5/8% senior subordinated notes due 2014.

     The following summary unaudited pro forma combined condensed income statement combines the historical consolidated income statements of Newfield and Inland and gives effect to the issuance of the common stock and the notes and to the acquisition using the purchase method of accounting.

     The unaudited pro forma combined condensed income statement is based on the following assumptions and adjustments:

•	the income statement data assume that the issuance of the common stock and the notes and the acquisition were effected on January 1, 2004; and

•	the historical financial statement of Inland has been adjusted to conform to the accounting policies of Newfield.

     The Newfield historical income statement information for the year ended December 31, 2004 is derived from the audited financial statements of Newfield and includes Inland’s results for the period from August 28, 2004 (the day following the acquisition) through December 31, 2004. The Inland historical income statement information is derived from the unaudited financial statements of Inland for the period from January 1, 2004 through August 27, 2004 (the date of the acquisition). The unaudited pro forma combined condensed income statement should be read together with the historical financial statements and related notes of Newfield and Inland.

     The unaudited pro forma combined condensed income statement is presented for illustrative purposes only. The financial results may have been different if the companies had always been combined or if the transactions had occurred as of the dates indicated above. They do not purport to indicate the future results that Newfield will experience. Further, the unaudited pro forma combined condensed income statement does not reflect the effect of restructuring charges to fully integrate and operate the combined organization.

F-1

NEWFIELD EXPLORATION COMPANY

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
(In thousands, except per share data)

	Year Ended December 31, 2004
	Historical	Historical
	Newfield	Inland	Pro forma		Pro forma
	Exploration	Resources(1)	Adjustments		Combined
Oil and gas revenues	$1,352,728	$46,341	$—		$1,399,069

Operating expenses:
Lease operating	151,995	8,525	—		160,520
Production and other taxes	42,300	854	—		43,154
Exploration	—	214	(214)	(a)	—
Loss on lease sales	—	1,097	(1,097)	(b)	—
Depreciation, depletion and amortization	471,361	12,047	(11,885	) (c)	492,752
			21,229	(d)
Ceiling test writedown	17,034	—	—		17,034
Impairment of floating production system and pipelines	35,000	—	—		35,000
General and administrative	84,033	17,892	—		101,925

Total operating expenses	801,723	40,629	8,033		850,385

Income (loss) from operations	551,005	5,712	(8,033)		548,684

Other income (expenses):
Interest and other expense	(55,693)	(8,888)	(89)	(e)	(54,049)
			16,412	(f)
			8,778	(g)
			(14,569	) (h)
Other income	3,616	296	—		3,912

Total other income (expenses)	(52,077)	(8,592)	10,532		(50,137)

Income (loss) before income taxes	498,928	(2,880)	2,499		498,547
Income tax provision (benefit)	186,833	—	(133)	(i)	186,700

Net income (loss)	$312,095	$(2,880)	$2,632		$311,847

Basic earnings per common share	$5.35				$5.06

Diluted earnings per common share	$5.26				$4.98

Weighted average number of shares outstanding for basic earnings per share	58,325		5,405	(j)	61,633

			(2,097)	(k)
Weighted average number of shares outstanding for diluted earnings per share	59,289		5,405	(j)	62,597

			(2,097)	(k)

(1)	Historical Inland Resources results are for the period from January 1, 2004 through August 27, 2004 (the date of the acquisition).

See accompanying Notes to the Unaudited Pro forma Combined Condensed Financial Statement.

F-2

NEWFIELD EXPLORATION COMPANY

NOTES TO THE UNAUDITED PRO FORMA COMBINED CONDENSED
FINANCIAL STATEMENT

(a)	To record the reversal of historical Inland exploration expense recorded in accordance with the successful efforts method of accounting for oil and gas activities. No such expense is recorded under the full cost method of accounting for oil and gas activities, which method is utilized by Newfield.

(b)	To record the reversal of the historical Inland loss on lease sales recorded in accordance with the successful efforts method of accounting for oil and gas activities. No such loss is recorded under the full cost method of accounting for oil and gas activities, which method is utilized by Newfield.

(c)	To record the reversal of historical Inland depreciation, depletion and amortization expense recorded in accordance with the successful efforts method of accounting for oil and gas activities.

(d)	To record pro forma depreciation, depletion and amortization expense in accordance with the full cost method of accounting for oil and gas activities based on the purchase price allocation to depreciable and depletable assets.

(e)	To reverse historical Inland capitalized interest.

(f)	To record the capitalization of interest based on the allocation of the purchase price to unproved oil and gas properties.

(g)	To eliminate the historical Inland interest expense (including amortization of debt issuance costs) of $8.8 million for the period from January 1, 2004 through August 27, 2004 related to Inland’s debt.

(h)	To record pro forma interest expense resulting from the issuance of $325 million of notes with a stated interest rate of 6 5/8%. The notes were issued at par. Pro forma interest expense, which includes amortization of debt issuance costs, is calculated as follows:

For the Year Ended
December 31, 2004
(In thousands)

Interest expense — $325 million senior subordinated notes due 2014.	$14,393
Amortization of debt issuance costs — senior subordinated notes due 2014	176

$14,569

(i)	To record pro forma income tax expense adjustments based on the applicable statutory tax rate of 35%.

(j)	To record the issuance of 5.4 million shares of Newfield common stock in connection with the acquisition.

(k)	To reverse the weighted average impact of the 5.4 million shares issued in connection with the acquisition that are included in the historical Newfield amounts.

F-3